Summary Prospectus May 1, 2013



                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS MONEY MARKET VIP






CLASS    A

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at www.dws-investments.com/vipros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or by contacting your insurance company. The prospectus and Statement of Additional Information, both dated May 1, 2013, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks maximum current income to the extent consistent with stability of principal.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                               A
                                      ----------
Management fee                            0.29
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.16
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.45
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EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $46          $144       $252       $567
---  ---          ----       ----       ----

PRINCIPAL INVESTMENT STRATEGY


The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.


The fund invests in high quality, short-term, US dollar denominated money market instruments, including obligations of US and foreign banks, corporate obligations, US government securities, municipal securities, repurchase agreements and asset backed securities, paying a fixed, variable or floating interest rate.


Under normal market conditions, the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions that satisfy the fund's eligibility requirements.


MANAGEMENT PROCESS. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities.


Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets.

INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund's ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt and the fund's share price could fall below $1.00 if an issuer of a money market instrument suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest on these securities, the US government might provide financial support, but has no obligation to do so.


Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.


LIQUIDITY RISK. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio securities can adversely affect the fund's ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities.


Unusual market conditions, an unusually high volume of redemption requests or other similar conditions could cause the fund to be unable to pay redemption proceeds within a short period of time. If the fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the fund's ability to maintain a $1.00 share price.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.


REPURCHASE AGREEMENT RISK. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting banks or financial institutions will have a significant impact on the fund's performance.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


FOREIGN INVESTMENT RISK. Foreign investments include certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.


MUNICIPAL SECURITIES RISK. The fund will be impacted by events in the municipal securities market. Negative events, such as severe fiscal difficulties, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt fund performance.


REGULATORY RISK. In 2010, the SEC adopted amendments to then-existing money market fund regulations, imposing new liquidity, credit quality, and maturity requirements on all money market funds. In November 2012, the Financial Stability Oversight Council (FSOC), a board of U.S. regulators established by the Dodd-Frank Act, proposed



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                                                            DWS Money Market VIP


                                                  SUMMARY PROSPECTUS May 1, 2013
recommendations for money market fund reform. If the SEC were to adopt one or more of the FSOC proposed recommendations in the future, or if FSOC were to take other steps to establish similar regulations of money market funds in the future, such regulatory action may affect the fund's operations and/or return potential.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-day yield, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  2003      2004      2005      2006      2007    2008    2009     2010     2011    2012
  0.72      0.91      2.80      4.65      5.00    2.64    0.34     0.01     0.01    0.01




Best Quarter: 1.26%, Q3 2007         Worst Quarter: 0.00%, Q1 2011
Year-to-Date as of 3/31/2013: 0.00%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2012 expressed as a %)


                 CLASS          1          5         10
             INCEPTION       YEAR      YEARS      YEARS
           -----------  ---------  ---------  ---------
CLASS A     4/6/1982        0.01       0.60       1.69
---------   --------        ----       ----       ----

7-day yield as of December 31, 2012: 0.01%



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.


TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


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                                                            DWS Money Market VIP
                                        SUMMARY PROSPECTUS May 1, 2013 2A-MM-SUM